As filed with the Securities and Exchange Commission on August 29, 2001

  CONFIDENTIAL PURSUANT TO RULE 14a-6(e)(2), FOR THE USE OF THE COMMISSION ONLY

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 ---------------

Filed by the Registrant |X| Filed by a Party other than the Registrant
                        |_| Check the appropriate box:

|_|  Preliminary Proxy Statement
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 |_| Confidential, for the use of the Commission only
     (as permitted by Rule 14a-6(e)(2))

                                 ---------------

                          STERLING CAPITAL CORPORATION
                (Name of Registrant as Specified in Its Charter)
                     (Name of Person Filing Proxy Statement)

                                 ---------------

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)   Title of each class of securities to which transaction applies:
        (2)   Aggregate number of securities to which transaction applies:
        (3)   Per unit price or other underlying value of transaction
              computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)   Proposed maximum aggregate value of transaction:
        (5)   Total fee paid:
|_|     Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)   Amount Previously Paid: $
        (2)   Form, Schedule or Registration Statement No.:
        (3)   Filing Party:
        (4)   Date Filed:

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022
                                 (212) 980-3360

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 3, 2001

To the Shareholders of STERLING CAPITAL CORPORATION:

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sterling Capital Corporation, a New York corporation (the "Corporation"), will be held on Wednesday, October 3, 2001, at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 17th Floor, New York, New York, 10022, for the following purposes, all as more fully described in the accompanying Proxy Statement:

                  1.   To elect five directors of the Corporation;

                  2. To transact any other business which may properly come before the Meeting or any adjournments or postponements thereof.

                  The Board of Directors has fixed the close of business on August 15, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, and only shareholders of record on such date are entitled to so vote. The transfer books will not be closed.

                  Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the Meeting. If you can attend and vote in person, you are invited to do so; but if not, you are urged to submit the enclosed Proxy with your votes marked thereon. You may revoke your Proxy at any time before it is voted. No postage is required if the Proxy is mailed in the United States.


                                             By order of the Board of Directors:
                                                        MARK E. NIKIPER
                                                      Corporate Secretary
New York, New York
August 29, 2001

                 You are requested to sign, date and return the
                  accompanying Proxy in the enclosed envelope.

                          STERLING CAPITAL CORPORATION
                               635 Madison Avenue
                            New York, New York 10022

                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 3, 2001

                               ------------------

                  This Proxy Statement is furnished to the shareholders of Sterling Capital Corporation, a New York corporation (the "Corporation"), in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, October 3, 2001 at 9:30 A.M., New York City time, at the offices of the Corporation at 635 Madison Avenue, on the 17th Floor, New York, New York 10022, and at all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of the Meeting.

                  Only shareholders of record at the close of business on August 15, 2001 will be entitled to notice of and to vote at the Meeting. At such date the outstanding voting securities of the Corporation consisted of 2,500,000 shares of Common Stock, par value $1.00 per share, each share having one vote.

                  This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about August 29, 2001.

                  The enclosed Proxy is solicited by the Board of Directors. Any shareholder giving such Proxy has the power to revoke it at any time before it is exercised by giving written notice to the Corporation bearing a later date than the Proxy, by submission of a later dated proxy, or by voting in person at the Meeting, which any shareholder may do whether or not he or she has previously given a proxy. The shares represented by all properly executed proxies received in time for the Meeting will be voted in accordance with any specification made thereon, and if no specification is made thereon will be voted FOR the election of all the nominees for directors.

               Mr. Walter Scheuer, the Chairman of the Board of Directors and controlling shareholder of the Corporation, and Mr. Wayne S. Reisner, the President of the Corporation, and Gaymark Associates, the largest shareholder of record of the Corporation, have advised the Corporation that they intend to vote all shares which they are entitled to vote in favor of the election of all the nominees for directors, which assures the passage of this proposal since such shares constitute more than 50% of the Corporation's outstanding Common Stock. See "Security Ownership of Directors and Officers, and Other Principal Holders of the Corporation's Voting Securities."

               The Corporation will furnish, without charge, a copy of the Corporation's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request. Requests should be directed to Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022, telephone number (800) 949-3456, Attention: Mark Nikiper.

                              ELECTION OF DIRECTORS

                  A board of five directors is to be elected at the Meeting to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified. To be elected, each nominee for director must receive a plurality of the votes cast at the Meeting by the holders of shares entitled to vote, provided that a quorum (consisting of one-third of the total number of outstanding shares of Common Stock) is present. Under applicable New York law, in tabulating the vote with regard to the election of directors, broker non-votes, if any, will be disregarded and will have no effect on the outcome of the vote.

                  Each of the nominees listed below has advised the Corporation that he will serve if elected. The Corporation does not expect that any of such nominees will be unavailable for election, but if that should occur before the Meeting, the persons named in the proxy will have the right to vote for a substitute nominee if designated by the Corporation's Board of Directors.

               Set forth below are the names and ages of the nominees, their positions in the Corporation, if any, and their principal occupations at present and during the past five years. Mr. Eliasberg, Mr. Floor and Mr. Scheuer have been directors since 1980; Mr. Kingsley has been a director since 1984; and Mr. Scherl has been a director since 1994. The terms of each of the present directors will expire upon the election of the directors at the Meeting.

  Name and Position
  with the Corporation          Present Principal Occupation                Age
  --------------------          ----------------------------                ---
  Jay Eliasberg*+               Private Investor  (1)                        81
      Director
  Arthur P. Floor+              Energy Consultant(2)                         77
      Director
  Nathan Kingsley+              President, Total Communications              74
      Director                  International, a media consulting firm (3)
  Archer Scherl+                Private Investor (4)                         70
      Director
  Walter Scheuer*++**           Private Investor and Chairman of the         79
      Chairman of the Board     Board of the Corporation (5)

  *  Member of the Executive Committee.
  ** Member of the Investment Committee.
  +  Member of the Audit Committee.
  ++ Mr. Scheuer may be deemed an "interested person" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended
     (the "1940 Act").

               (1) Mr. Eliasberg has been a private investor for more than the past five years.

               (2) Mr. Floor has held his present position for more than the past five years.

               (3) Mr. Kingsley has held his present position for more than the past five years.

               (4) Mr. Scherl has been a private investor for more than the past five years.

               (5) Mr. Scheuer has held his present position with the Corporation since October 28, 1980. Mr. Scheuer, since March, 1989, has been the controlling shareholder of Manchester Capital Corporation ("Manchester"), an investment adviser registered under the Investment Advisers Act of 1940, as amended.

                  None of the nominees is a director of any public corporation other than the Corporation.

                  The Corporation has an Audit Committee composed of all the Directors who are not interested persons of the Corporation (the "Independent Directors") which is charged with, among other things, recommending a firm of independent accountants to the Corporation and reviewing accounting matters with the accountants. The Audit Committee met once in 2000 and all members attended the meeting.

                  The Audit Committee of the Corporation has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements with management of the Corporation, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No.1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors that the financial statements be included in the Corporation's Annual Report for the past fiscal year.

                  The Audit Committee is governed by a written charter, which is attached hereto as Appendix A and will be attached every third year going forward.

                  The members of the Audit Committee are Messrs. Eliasberg, Floor, Kingsley and Scherl.

                  The Corporation has no standing nomination, compensation or similar committee.

                  During the year ended December 31, 2000, five meetings of the Board of Directors were held. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served with the exception of Mr. Scheuer who attended sixty percent of the meetings.


                         SECURITY OWNERSHIP OF DIRECTORS
                    AND OFFICERS, AND OTHER PRINCIPAL HOLDERS
                     OF THE CORPORATION'S VOTING SECURITIES

                  The following table sets forth information concerning the shares of the Corporation's Common Stock beneficially owned by the directors, the executive officers identified in the Compensation Table, all directors and officers of the Corporation as a group without naming them, and each person who is known by the Corporation to be the beneficial owner of more than five percent of the Corporation's Common Stock as at August 15, 2001. The address of each of the directors is c/o Sterling Capital Corporation, 635 Madison Avenue, New York, New York 10022. The address of Gaymark Associates and Wayne S. Reisner is 635 Madison Avenue, New York, New York 10022. The address of each of Marge P. Scheuer, Jeffrey Scheuer, Susan Scheuer and Judith Scheuer is c/o Walter Scheuer, 635 Madison Avenue, New York, New York 10022.





                                              Amount and Nature        Percent
     Name of Beneficial Owner                of Beneficial Owner       of Class
     ------------------------                -------------------       --------
     Jay Eliasberg*                                        None            -
     Arthur P. Floor*                                      None            -
     Gaymark Associates                          1,921,796 (a)           76.9%
     Nathan Kingsley*                                      None            -
     Archer Scherl*                                        None            -
     Walter Scheuer*                             2,078,396 (b)           83.1%
     Wayne S. Reisner                              406,393 (c)           16.3%
     Marge P. Scheuer                              221,397 (d)            8.9%
     Jeffrey Scheuer                               653,644 (e)           26.1%
     Susan Scheuer                                 455,172 (f)           18.2%
     Judith Scheuer                                357,754 (g)           14.3%
     All Directors and Executive Officers
     as a Group consisting of 6 persons          2,078,396 (h)           83.1%

---------------

  * Member of the Board of Directors of the Corporation.

                  (a) Of the 1,921,796 shares (approximately 76.9% of the Corporation's outstanding Common Stock) owned of record by Gaymark Associates ("Gaymark"), a limited partnership, of which Windy Gates Corporation ("Windy Gates") is the general partner and Mr. Walter Scheuer is a limited partner, 18,032 shares are held for Windy Gates, 346,529 shares are held for Mr. Scheuer (see note (b) below), 166,797 shares are held for Marge P. Scheuer, Mr. Scheuer's wife (see note (d) below), 34,068, 482,976, 204,097 and 200,904 shares, respectively, are held for the four children of Mr. Scheuer (see notes
  (e), (f), and (g) below), 54,600 shares are held for a revocable trust for the benefit of three of Mr. Scheuer's children, 312,793 shares are held for seven trusts for the benefit of seven of Mr. Scheuer's grandchildren, and 101,000 shares are held for Mrs. Marcelle Halpern. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Gaymark do not include 119,696 shares which Gaymark has an option to acquire. Windy Gates is a New York corporation of which Mr. Scheuer is President, a director and a shareholder. The other shareholders of Windy Gates are Mr. Scheuer's wife and four children. Mr. Reisner is a Vice President and director of Windy

  Gates. Mr. Scheuer acts as attorney-in-fact for the persons for whom the aforementioned shares of the Corporation's Common Stock are held by Gaymark, and Mr. Scheuer is a trustee of each of the aforementioned trusts. Windy Gates, as the general partner of Gaymark, has the sole power to vote the aforementioned shares of the Corporation's Common Stock owned by Gaymark.

                  (b) Of the 2,078,396 shares (approximately 83.1% of the Corporation's outstanding Common Stock) of which Mr. Scheuer may be deemed to be a beneficial owner, 346,529 shares (approximately 13.9% of the Corporation's outstanding Common Stock) are held for his account by Gaymark as described in note (a) above. Also as described in note (a) above, Gaymark holds 18,032 shares for the account of Windy Gates, an aggregate of 922,045 shares for the accounts of Mr. Scheuer's four children, 54,600 shares for the account of a revocable trust, the beneficiaries of which are three of Mr. Scheuer's children, 312,793 shares for the account of seven trusts, the beneficiaries of which are Mr. Scheuer's grandchildren, and 166,797 shares for the account of Mr. Scheuer's wife. In addition, an aggregate of 156,600 shares are held directly by two trusts, the beneficiaries of which are two of Mr. Scheuer's grandchildren. Since Mr. Scheuer acts as attorney-in-fact for such persons and as trustee for such trusts and is President of Windy Gates, he also may be deemed to be a beneficial owner of such 1,630,867 shares. In addition, Gaymark holds 101,000 shares for Mrs. Halpern, for whom Mr. Scheuer acts as attorney-in-fact. Mr. Scheuer may be deemed to be a beneficial owner of all of such shares. Except to the extent that Mr. Scheuer may be deemed to be a beneficial owner by virtue of voting or shared investment power as set forth above, Mr. Scheuer disclaims any beneficial ownership in the 1,520,667 shares owned of record by Gaymark and not held for his account and for the account of the revocable trust identified above, and in the 156,600 shares held directly by two trusts for the benefit of two of his grandchildren. The shares of the Corporation's Common Stock that are reflected in the table as being beneficially owned by Mr. Scheuer do not include 119,696 shares which Gaymark has an option to acquire.

               (c) Of the 406,393 shares (approximately 16.3% of the Corporation's outstanding stock) of which Mr. Reisner may be deemed to be a beneficial owner, 195,193 shares are held by Gaymark for the accounts of four of the trusts for the benefit of Mr. Scheuer's grandchildren as identified in note (b) above, 54,600 shares are held by Gaymark for the account of the revocable trust identified in note (b) above, and 156,600 shares are directly held by two trusts for the benefit of two of Mr. Scheuer's grandchildren, as identified in note (b) above. Since Mr. Reisner acts as trustee for such trusts, he may be deemed a beneficial owner of such 406,393 shares. Except to the extent that Mr. Reisner may be deemed to be a beneficial owner by virtue of shared investment power as set forth above, Mr. Reisner disclaims any beneficial ownership in all such shares.

                  (d) Of the 221,397 shares (approximately 8.9% of the Corporation's outstanding stock) of which Mrs. Scheuer may be deemed to be a beneficial owner, 166,797 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of three of her children, which trust's shareholdings in the Corporation are described in note (b) above, of which trust Mrs. Scheuer is a trustee. Mrs. Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trust.

            (e) Of the 653,644 shares (approximately 26.1% of the Corporation's outstanding stock) of which Jeffrey Scheuer, a son of Mr. Scheuer, may be deemed to be a beneficial owner, 482,976 shares are held for his account by Gaymark and (i) 111,668 shares are held by Gaymark for the account of two trusts for the benefit of Jeffrey Scheuer's children and (ii) 59,000 shares are held directly by a trust for the benefit of one of Jeffrey Scheuer's children, which trusts' shareholdings in the Corporation are described in note
  (b) above, of which trusts Jeffrey Scheuer is a trustee. Jeffrey Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

            (f) Of the 455,172 shares (approximately 18.2% of the Corporation's outstanding Common Stock) of which Susan Scheuer, a daughter of Mr. Scheuer, may be deemed to be a beneficial owner, 204,097 shares are held for her account by Gaymark, 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of Susan Scheuer and two of her siblings, and
  (i) 98,875 shares are held by Gaymark for the account of three trusts for the benefit of Susan Scheuer's children and (ii) 97,600 shares are held directly by a trust for the benefit of one of Susan Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Susan Scheuer is a trustee. Susan Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

                  (g) Of the 357,754 shares (approximately 14.3% of the Corporation's outstanding Common Stock) of which Judith Scheuer, a daughter of Mr. Scheuer, may be deemed to be a beneficial owner, 200,904 shares are held for her account by Gaymark and 54,600 shares are held by Gaymark for the account of a revocable trust for the benefit of Judith Scheuer and two of her siblings, and 102,250 shares are held by Gaymark for the account of two trusts for the benefit of Judith Scheuer's children, which trusts' shareholdings in the Corporation are described in note (b) above, of which trusts Judith Scheuer is a trustee. Judith Scheuer disclaims any beneficial ownership in the shares held by Gaymark for the account of such trusts.

                  (h) The computation of 2,078,396 (approximately 83.1% of the Corporation's outstanding Common Stock) shares reported in this column includes all shares which may be deemed to be beneficially owned as described in the foregoing notes, but eliminates the duplication that would arise from including more than one beneficial owner of the same shares. Such shares do not include 119,696 shares which Gaymark has an option to acquire.


                               EXECUTIVE OFFICERS

                  The following table sets forth the names and ages of all executive officers of the Corporation and their positions with the Corporation.

            Name              Position                                   Age
            ----              --------                                   ---

       Walter Scheuer         Chairman of the Board of Directors (1)     79

       Wayne S. Reisner       President (2)                              51

  ------------------

                  (1) For additional information as to Mr. Scheuer see "Election of Directors".

                  (2) Mr. Reisner has been President since March 15, 1993. Mr. Reisner was Executive Vice President of the Corporation from July, 1988 to March, 1993 and was Vice President from November, 1985 to July, 1988. He has been employed by the Corporation since August, 1985. Mr. Reisner also has been a Vice President and a Director of Windy Gates since March 15, 1993. Mr. Reisner has been a Director and President of Manchester since December 9, 1988 and March 1, 1989, respectively.

                  The officers of the Corporation are elected or appointed by the Board of Directors to hold office until the meeting of the Board of Directors following the next annual meeting of shareholders. Subject to the right of the Corporation to remove officers pursuant to its by-laws, officers serve until their successors are chosen and have qualified.


                             EXECUTIVE COMPENSATION

                  The following table sets forth the aggregate compensation paid or accrued by the Corporation during its fiscal year ended December 31, 2000 to the only executive officer of the Corporation whose aggregate compensation for such year exceeded $60,000.



                           SUMMARY COMPENSATION TABLE

                                                                 Pension or Retirement
                                                                    Benefit Accrued         Estimated
Benefit                Capacities in which         Aggregate      During Registrant's         Annual

  Name of Person       Remuneration Received      Remuneration       Last Fiscal Year     Upon Retirement
---------------------------------------------------------------------------------------------------------
  Wayne S. Reisner          President                $78,000            N/A                 $30,576

  ---------------

                  Mr. Reisner received certain benefits from the Corporation not disclosed in this Table in an amount equal to less than 10% of the amount received by him as cash compensation.

                  For the year ended December 31, 2000, Mr. Eliasberg, Mr. Floor, Mr. Kingsley and Mr. Scherl were each paid $15,000 for their services as directors. Mr. Scheuer was not compensated separately for his duties as a director of the Corporation. Each director of the Corporation was also paid his expenses, if any, for attendance at each meeting of the Board of Directors.

                                RETIREMENT PLANS

                  The Corporation terminated its defined benefit pension plan effective December 31, 2000. Under the terms of the plan all employees entitled to benefits under the plan will be paid their benefits on or about December 31, 2001. The plan has sufficient assets to cover all of its obligations to employees without any further contribution from the Corporation.


                              CERTAIN TRANSACTIONS

                    Effective July 1, 1994, Windy Gates, a privately held corporation owned by Mr. Scheuer and members of his family and the General Partner of Gaymark, entered into a lease on the premises at 635 Madison Avenue, New York, New York. Gaymark owns 1,921,796 shares (approximately 76.9%) of the Corporation's Common Stock. Mr. Reisner is an officer and director of Windy Gates. Windy Gates entered into a sublease with the Corporation for a portion of its leased office space. The term of the sublease expires on June 30, 2004.

                  The rental obligations for the aforementioned premises are allocated between the Corporation, on the one hand, and Mr. Scheuer and Windy Gates, on the other hand, on the basis of each party's use of this space. For the use of their respective portions of such space, the Corporation and Mr. Scheuer paid or accrued approximately $23,000 and $335,000, respectively, for 2000, and paid or accrued approximately $11,000 and $176,000 respectively, for the six months ended June 30, 2001.

                  Incidental to the sublease arrangements described above, the Corporation and Mr. Scheuer have allocated certain of the expenses incurred in connection with each party's use of various services located thereat, including office equipment and secretarial, administrative and internal accounting personnel. In connection with the allocation of expenses incurred with respect to the use of such services, the Corporation and Mr. Scheuer paid or accrued approximately $109,000 and $568,000, respectively, for 2000, and $35,000 and $273,000, respectively, for the six months ended June 30, 2001. In addition, during such period certain persons who were also officers of the Corporation rendered services to Mr. Scheuer personally for which they received compensation directly from Mr. Scheuer.

                              INDEPENDENT AUDITORS

                  Tardino Tocci & Goldstein ("TT&G") has been selected as the independent auditors by a unanimous vote of the Corporation's Board of Directors (including a unanimous vote of the Independent Directors), by vote cast in person, to audit the accounts of the Corporation for and during the Corporation's fiscal year ending December 31, 2001. The Corporation does not know of any direct or indirect financial interest of TT&G in the Corporation.

  Audit Fees

                  For professional services rendered with respect to the audit of the Corporation's annual financial statements, the Corporation paid to TT&G during the Corporation's most recent fiscal year fees in the amount of $21,000.

  Financial Information Systems Design and Implementation Fees

                  The Corporation did not pay to TT&G any fees in the Corporation's most recent fiscal year for information systems design and implementation.

  All Other Fees

                  The Corporation did not pay to TT&G any fees in the Corporation's most recent fiscal year for services other than those described above.

                  In view of the fact that the Corporation did not pay to TT&G any fees in the Corporation's most recent fiscal year other than fees for audit services, the Audit Committee was not required to consider whether the provision of services other than audit services by TT&G is compatible with maintaining TT&G's independence in performing audit services.

                  A representative of TT&G is expected to be present at the Meeting with an opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

                  Proposals by shareholders intended for inclusion in the Corporation's proxy statement for the next Annual Meeting (to be held in 2002) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Corporation on or before May 1, 2002 in order to be eligible for inclusion in the Proxy Statement and Proxy for that meeting. In order for proposals by shareholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Corporation on or before July 15, 2002.


                             ADDITIONAL INFORMATION

                  Decisions to buy and sell securities for the Corporation are made by its Investment Committee, pursuant to policies approved by its Board of Directors, which periodically reviews investment decisions. The officers and Investment Committee of the Corporation are also responsible for placing orders for the purchase and sale of securities and placing its brokerage business.

                  Research services furnished by brokers through which the Corporation effects securities transactions may be used by officers and employees in connection with their duties to Mr. Scheuer, members of his family and associates and to Manchester. Research services furnished to officers and employees by brokers in connection with their duties to Mr. Scheuer, members of his family and associates and to Manchester may be used by such employees in connection with their duties to the Corporation.


                                     GENERAL

                  The Corporation will bear the entire expense of the solicitation of proxies by use of the mails, and some of the officers and employees of the Corporation may solicit proxies personally or by telephone, telegraph or cable, the cost of which will be nominal. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                  The Board of Directors knows of no business that will be presented for action at the Meeting in addition to the matters specified in the accompanying notice of the Meeting. If other matters do come before the Meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons exercising at the Meeting the authority conferred by the proxy.

                  It is important that proxies be returned promptly. Therefore, shareholders are requested to complete, sign and date the accompanying proxies and to return them promptly in the enclosed envelope.


                                            By order of the Board of Directors:
                                                      Mark E. Nikiper
                                                   Corporate Secretary

  New York, New York
  August 29, 2001

                                   Appendix A



                          STERLING CAPITAL CORPORATION
                             AUDIT COMMITTEE CHARTER



Organization

There shall be a committee of the board of directors of Sterling Capital Corporation (the "Corporation") to be known as the audit committee. The audit committee shall be composed of three or more directors as determined from time to time by the board. Each member of the committee shall be independent and shall be qualified to serve on the committee pursuant to the requirements of the American Stock Exchange ("AMEX"). For purposes of this Charter, the definition of independent directors will be based on the rules of the AMEX for determining the independent members of an audit committee, as such rules may be amended or modified from time to time. Unless a chairman of the audit committee is elected by the board of directors, the members of the audit committee may designate a chairman by majority vote of the full audit committee membership.


Statement of Policy

The audit committee shall provide assistance to the Corporation's board of directors in fulfilling its obligations involving the accounting, auditing, financial reporting and internal control functions of the Corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the management of the Corporation. The audit committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. The audit committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The audit committee shall maintain minutes of its meetings.


Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. The audit committee shall review and reassess at least annually the adequacy of this Charter.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Corporation.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review and approve the Corporation's independent auditors' annual engagement letter, including the proposed fees contained therein.

o Review the performance of the Corporation's independent auditors and make recommendations to the board of directors regarding the replacement or termination of the independent auditors should circumstances so warrant.

o Review and discuss with the auditors all significant relationships which affect the auditors' independence, and receive the written statement from the independent auditors required by Independence Standards Board Standard No.1, as modified or supplemented from time to time.

o Review with the independent auditors, the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

o Review the financial statements and documents included in the annual report to the shareholders with management and the independent auditors, including their judgement about the quality, not just the acceptability, of accounting principles, the reasonableness of significant adjustments, and the clarity of the disclosures in the financial statements. Any changes in accounting principles should be reviewed and discussed.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Consult with management on the establishment and maintenance of an environment that promotes ethical behavior, including the establishment, communication, and enforcement of codes of professional conduct to guard against dishonest, unethical, or illegal activities.

o Retain outside counsel and other professionals if, in its judgement, that is appropriate.

o Report to the board of directors any inadequacies that are discovered as a result of the above procedures, and perform any other activities consistent with this Charter, the Corporation's by-laws and governing law, as the committee or the board deems necessary or appropriate.

While the audit committee has the duties and responsibilities set forth in this Charter, the audit committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the audit committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations.

                                      PROXY
                          STERLING CAPITAL CORPORATION
              PROXY Solicited by the Board of Directors for Annual
                    Meeting of Shareholders, October 3, 2001

                  The undersigned appoints Walter Scheuer, Wayne Reisner and Michael Carey and each of them, each with power to appoint a substitute, and with authority to each to act in the absence of the other, the Proxies and Proxy of the undersigned to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Sterling Capital Corporation (the "Corporation") to be held on October 3, 2001 and all adjournments or postponements thereof.

                  The Board of Directors recommends a vote FOR the election of Directors.


  1.  ELECTION OF DIRECTORS

          [   ]  FOR all nominees listed       [   ]   WITHHOLD AUTHORITY
                 below (except as marked               to vote for all nominees
                 to the contrary below)                listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, check FOR above and strike a line through the nominee's name in the list below)

          J. Eliasberg              A.P. Floor                      A. Scherl
          W. Scheuer                N. Kingsley


  2. In their discretion, upon any other matter which may properly come before said Meeting or any adjournment or postponement thereof.

                  The shares represented by this Proxy are to be voted in accordance with any specification made above. Where no specification is given, Proxies will be voted FOR the election of all nominees for directors.

                  Receipt of the Notice of said Meeting and the related Proxy Statement, and the Annual Report is hereby acknowledged.



                                                    Date _________________, 2001



                                                    ----------------------------
                                                    Signature

                                                    ----------------------------
                                                    Signature if held jointly


                  (Please sign exactly as name appears hereon. It is requested that joint owners each sign. Executors, administrators, trustees, etc. should so indicate when signing and where more than one is named, a majority should sign.)



                IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY